Form of
                                             RESERVE MONEY MARKET FUND
                                                  (Premium Class)
                                            A Series of IBJ Funds Trust

                                                4400 Computer Drive
                                    Westborough, Massachusetts 01518





                                                                  March 1, 1998

First Data Funds Distributors, Inc.
4400 Computer Drive
Westborough, Massachusetts 01518


                   Rule 12b-1 Distribution Plan and Agreement Supplement


Dear Sirs or Madams:

                  This will confirm the agreement between IBJ Funds Trust (the "Trust") and First Data Distributors, Inc. (the "Distributor") as follows:

                  The Reserve Money Market Fund (the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Distributor have entered into a Rule 12b-1 Distribution Plan and Agreement, dated March 1, 1998(as from time to time amended and supplemented, the "Master Agreement"), pursuant to which the Distributor has agreed to pay broker-dealers and other financial intermediaries for rendering certain distribution related services, as more fully set forth therein. Certain capitalized terms used without definition in this Supplement have the meaning specified in the Master Agreement.

                  The Trust agrees with the Sponsor as follows:


         19. Adoption of Master Agreement. The Master Agreement is hereby adopted for the Premium Class of Shares of the Fund. The Fund shall be one of the "Funds" referral to in the Master Agreement; and its Premium shares shall be a "Series" of shares as referred to therein.


         20. Payment of Fees. Payments pursuant to the Master Agreement and this Supplement are paid in accordance with paragraph 3 of the Master Agreement and at an annual rate not in excess of 0.35% of the average daily value of the net assets of Reserve Money Market Fund.

                  If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                           Very truly yours,

                                           RESERVE MONEY MARKET FUND,
                                         a Series of IBJ Funds Trust


                                          By:__________________________
                                     Title:


The foregoing Plan and Agreement is hereby agreed to as of the date hereof:

FIRST DATA DISTRIBUTORS, INC.



By:________________________
Title:

                                                      Form of
                                            THE CORE FIXED INCOME FUND
                                                  (Premium Class)
                                            A Series of IBJ Funds Trust

                                                4400 Computer Drive
                        Westborough, Massachusetts 01581





                                                      March 1, 1998

First Data Distributors, Inc.
4400 Computer Drive
Westborough, Massachusetts 01581



                  Rule 12b-1 Distribution Plan and Agreement Supplement


Dear Sirs or Madams:

                  This will confirm the agreement between IBJ Funds Trust (the "Trust") and First Data Distributors, Inc. (the "Distributor") as follows:

                  The Core Fixed Income Fund (the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Distributor have entered into a Rule 12b-1 Distribution Plan and Agreement, dated March 1, 1998 (as from time to time amended and supplemented, the "Master Agreement"), pursuant to which the Distributor has agreed to pay broker-dealers and other financial intermediaries for rendering certain distribution related services, as more fully set forth therein. Certain capitalized terms used without definition in this Supplement have the meaning specified in the Master Agreement.

                  The Trust agrees with the Sponsor as follows:


         21. Adoption of Master Agreement. The Master Agreement is hereby adopted for the Fund. The Fund shall be one of the "Funds" referral to in the Master Agreement; and its shares shall be a "Series" of shares as referred to therein.


         22. Payment of Fees. Payments pursuant to the Master Agreement and this Supplement are paid in accordance with paragraph 3 of the Master Agreement and at an annual rate not in excess of 0.35% of the average daily value of the net assets of The Core Fixed Income Fund.

                  If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                                              Very truly yours,


  THE CORE FIXED INCOME FUND,

 a Series of IBJ Funds Trust




 By:_________________________
                                     Title:


The foregoing Plan and Agreement is hereby agreed to as of the date hereof:

First Data Distributors, Inc.



By:________________________
Title:

                                                      Form of
                                                 CORE EQUITY FUND
                                                  (Premium Class)
                                            A Series of IBJ Funds Trust

                                                4400 Computer Drive
                        Westborough, Massachusetts 01581






                                                                 March 1, 1998

First Data Distributors, Inc.
4400 Computer Drive
Westborough, Massachusetts 01581




  Rule 12b-1 Distribution Plan and Agreement Supplement


Dear Sirs or Madams:

                  This will confirm the agreement between IBJ Funds Trust (the "Trust") and First Data Distributors, Inc.(the "Distributor") as follows:

                  The Core Equity Fund (the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Distributor have entered into a Rule 12b-1 Distribution Plan and Agreement, dated March 1, 1998 (as from time to time amended and supplemented, the "Master Agreement"), pursuant to which the Distributor has agreed to pay broker-dealers and other financial intermediaries for rendering certain distribution related services, as more fully set forth therein. Certain capitalized terms used without definition in this Supplement have the meaning specified in the Master Agreement.

                  The Trust agrees with the Sponsor as follows:


         23. Adoption of Master Agreement. The Master Agreement is hereby adopted for the Fund. The Fund shall be one of the "Funds" referral to in the Master Agreement; and its shares shall be a "Series" of shares as referred to therein.


         24. Payment of Fees. Payments pursuant to the Master Agreement and this Supplement are paid in accordance with paragraph 3 of the Master Agreement and at an annual rate not in excess of 0.35% of the average daily value of the net assets of Core Equity Fund.

                  If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                                              Very truly yours,


 CORE EQUITY FUND,

  a Series of IBJ Funds Trust



 By:_________________________
                                     Title:


The foregoing Plan and Agreement is hereby agreed to as of the date hereof:

First Data Distributors, Inc.



By:________________________
Title:

g:\shared\clients\ibj\peas\1998\pea#5\face-tie.doc  10
                                                      Form of
                                           THE BLENDED TOTAL RETURN FUND
                                                  (Premium Class)
                                            A Series of IBJ Funds Trust

                                                4400 Computer Drive
                        Westborough, Massachusetts 01581






                                                                March 1, 1998

First Data Distributors, Inc.
4400 Computer Drive
Westborough, Massachusetts 01581




 Rule 12b-1 Distribution Plan and Agreement Supplement


Dear Sirs or Madams:

                  This will confirm the agreement between IBJ Funds Trust (the "Trust") and First Data Distributors, Inc.(the "Distributor") as follows:

                  The Blended Total Return Fund(the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Distributor have entered into a Rule 12b-1 Distribution Plan and Agreement, dated March 1, 1998 (as from time to time amended and supplemented, the "Master Agreement"), pursuant to which the Distributor has agreed to pay broker-dealers and other financial intermediaries for rendering certain distribution related services, as more fully set forth therein. Certain capitalized terms used without definition in this Supplement have the meaning specified in the Master Agreement.

                  The Trust agrees with the Sponsor as follows:


         25. Adoption of Master Agreement. The Master Agreement is hereby adopted for the Fund. The Fund shall be one of the "Funds" referral to in the Master Agreement; and its shares shall be a "Series" of shares as referred to therein.


         26. Payment of Fees. Payments pursuant to the Master Agreement and this Supplement are paid in accordance with paragraph 3 of the Master Agreement and at an annual rate not in excess of 0.35% of the average daily value of the net assets of The Blended Total Return Fund.

                  If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                Very truly yours,


  THE BLENDED TOTAL RETURN FUND,

a Series of IBJ Funds Trust




    By:___________________________
                                                     Title:


The foregoing Plan and Agreement is hereby agreed to as of the date hereof:

First Data Distributors, Inc.



By:________________________
Title: